UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2017

Annual Report
to Shareholders

Deutsche Managed Municipal Bond Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

10 Performance Summary

12 Portfolio Summary

13 Investment Portfolio

42 Statement of Assets and Liabilities

44 Statement of Operations

45 Statement of Cash Flows

46 Statements of Changes in Net Assets

47 Financial Highlights

51 Notes to Financial Statements

62 Report of Independent Registered Public Accounting Firm

63 Information About Your Fund's Expenses

64 Tax Information

65 Advisory Agreement Board Considerations and Fee Evaluation

69 Board Members and Officers

74 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Strategy

The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of providing income exempt from regular federal income tax. In selecting securities, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal market. Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, generally between five and nine years.

Deutsche Managed Municipal Bond Fund posted a return of 0.71% over the 12 months ended May 31, 2017, while the overall municipal bond market, as measured by the unmanaged Bloomberg Barclays Municipal Bond Index, delivered a total return of 1.46% for the same period. The average fund in the Morningstar Muni National Long category returned 0.71% for the 12 months.

For much of the 12-month period, municipal bond prices were supported by a global search for yield on the part of investors against a backdrop of exceptionally low interest rates overseas. Flows into tax-free mutual funds were consistently positive over the first several months of the period. However, the results of the November 8th, 2016 U.S. presidential election sent interest rates sharply higher, with a corresponding negative impact on bond prices generally, as investors anticipated pro-growth policies under unified Republican control of the government. November and December saw significant outflows from tax-free mutual funds as individual investors sought shelter from rising rates. In addition, interest in municipals from insurance companies appeared to be dampened by uncertainty over the future of corporate tax rates under the new administration.

"The results of the November 8th, 2016 U.S. presidential election sent interest rates sharply higher, with a corresponding negative impact on bond prices generally."

Demand for municipals largely recovered entering 2017. Interest rates stabilized, in part due to an easing in oil prices and inflation expectations in March. In addition, the failure of Republicans to agree on a plan to replace the Affordable Care Act appeared to temper expectations with respect to the scope and timing of other Trump administration initiatives, including tax reform. Municipal returns were also aided by a drop in supply over the first several months of 2017 relative to the same period in 2016.

The municipal yield curve steepened modestly over the 12 months ended May 31, 2017, and yields rose along the length of the curve. Specifically, the two-year bond yield rose from 0.72% to 0.89%, the five-year yield rose from 1.09% to 1.22%, the 10-year rose from 1.66% to 1.90%, the 20-year rose from 2.25% to 2.59%, and the 30-year rose from 2.45% to 2.74%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — generally tightened.

Municipal Bond Yield Curve (as of 5/31/17 and 5/31/16)

Source: Municipal Market Data, AAA-rated universe, as of 5/31/17.

Chart is for illustrative purposes only and does not represent any Deutsche AM product.

Positive and Negative Contributors to Fund Performance

The fund was underweight the 5-to-10-year segment of the municipal yield curve, constraining performance relative to the benchmark as this maturity range experienced strong demand from separately managed accounts.

The fund's overall positioning with respect to credit quality was a modest contributor to performance vs. the benchmark. During the period we were overweight issues in the single- A and BBB quality ranges, adding to performance as spreads tightened. In terms of sectors, the fund's performance was aided by an overweighting of revenue bonds vs. general obligations, in particular exposure to hospital, transportation and airport bonds.

Outlook and Positioning

At the end of the period, municipal yields were at fairly low levels by historical standards, but were at more or less fair value relative to U.S. Treasuries. As of the end of May 2017, the 10-year municipal bond yield of 1.90% was 86.4% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 2.74% was 95.8% of the comparable U.S. Treasury yield.

The municipal curve is at a roughly average steepness by historical standards, allowing incremental income to be gained by holding longer-term issues. We are currently evaluating premium coupon issues in the 15-to-20-year range that may hold up better in the event of rising interest rates.

Credit spreads are narrow by historical standards in the wake of the global search for yield. With respect to the fund's credit positioning, we view spreads for issues rated A and BBB as tight and are being selective in adding exposure there. An additional factor to which we are paying close attention is that bond covenants have generally become less favorable following a period when new municipal issues have been subscribed several times over. We continue to perform careful analysis of each issue's risk/reward profile as we look for opportunities to add incremental yield, while also maintaining a strong focus on liquidity.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

— Joined Deutsche Asset Management in 1986.

— Co-Head of Municipal Bonds.

— BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.

— Joined Deutsche Asset Management in 1989.

— BS, Pennsylvania State University; MS, Boston College.

Michael J. Generazo, Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 1999.

— BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni National Long category consists of funds that invest in municipal bonds issued by various state and local governments to fund public projects and are free from federal taxes. These funds spread their assets across many states and sectors and focus on bond durations of seven years or more.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary May 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/17
Unadjusted for Sales Charge	0.71%	3.36%	4.60%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–2.05%	2.78%	4.31%
Bloomberg Barclays Municipal Bond Index†	1.46%	3.31%	4.58%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/17
Unadjusted for Sales Charge	–0.08%	2.55%	3.80%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.08%	2.55%	3.80%
Bloomberg Barclays Municipal Bond Index†	1.46%	3.31%	4.58%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/17
No Sales Charges	0.81%	3.56%	4.80%
Bloomberg Barclays Municipal Bond Index†	1.46%	3.31%	4.58%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/17
No Sales Charges	0.94%	3.59%	4.85%
Bloomberg Barclays Municipal Bond Index†	1.46%	3.31%	4.58%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2016 are 0.80%, 1.59%, 0.64% and 0.56% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Managed Municipal Bond Fund — Class A ■ Bloomberg Barclays Municipal Bond Index†

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/17	$ 9.17	$ 9.17	$ 9.18	$ 9.17
5/31/16	$ 9.42	$ 9.42	$ 9.44	$ 9.42
Distribution Information as of 5/31/17
Income Dividends, Twelve Months	$ .31	$ .24	$ .33	$ .33
May Income Dividend	$ .0246	$ .0184	$ .0260	$ .0260
Capital Gain Distributions, Twelve Months	$ .004	$ .004	$ .004	$ .004
SEC 30-day Yield‡‡	1.74%	1.00%	1.97%	1.97%
Tax Equivalent Yield‡‡	3.07%	1.77%	3.48%	3.48%
Current Annualized Distribution Rate‡‡	3.22%	2.41%	3.40%	3.40%

‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.93% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 43.40%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.36% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio)	5/31/17	5/31/16

Revenue Bonds	74%	72%
General Obligation Bonds	17%	15%
Lease Obligations	6%	5%
Escrow to Maturity/Prerefunded Bonds	3%	8%
	100%	100%

Interest Rate Sensitivity	5/31/17	5/31/16

Effective Maturity	5.8 years	5.5 years
Modified Duration	4.9 years	4.7 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Quality (As a % of Investment Portfolio)	5/31/17	5/31/16

AAA	11%	11%
AA	51%	50%
A	32%	31%
BBB	5%	6%
Not Rated	1%	2%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/17	5/31/16

California	15%	18%
New York	14%	11%
Texas	14%	12%
Florida	6%	7%
Illinois	5%	6%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 74 for contact information.

Investment Portfolio as of May 31, 2017

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 98.3%
Alaska 0.2%
Alaska, State Industrial Development & Export Authority Revenue, Providence Health Services, Series A, 5.5%, 10/1/2041	11,000,000	12,308,450
Arizona 1.2%
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2032	1,600,000	1,927,968
5.0%, 12/1/2037	8,405,000	10,252,335
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2040	22,775,000	24,836,593
Series A, 5.25%, 7/1/2033	20,885,000	22,839,001
		59,855,897
California 13.8%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	200,000	211,366
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	115,000	123,070
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2040	11,765,000	13,445,513
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West:
Series A, Prerefunded, 6.0%, 7/1/2034	10,000,000	11,054,600
Series A, Prerefunded, 6.0%, 7/1/2039	7,500,000	8,290,950
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	15,315,000	22,260,506
California, State General Obligation:
Series A, 0.72%**, 5/1/2040, LOC: Royal Bank of Canada	500,000	500,000
5.0%, 2/1/2032	35,000,000	39,856,250
5.0%, 2/1/2033	8,000,000	9,102,320
5.0%, 8/1/2034	11,790,000	13,897,463
5.0%, 8/1/2035	13,210,000	15,550,019
5.0%, 2/1/2043	20,000,000	22,682,400
5.0%, 5/1/2044	11,200,000	12,868,464
5.25%, 4/1/2035	15,340,000	17,671,373
6.0%, 4/1/2038	22,915,000	25,049,303
6.25%, 11/1/2034	20,655,000	23,261,248
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023, INS: AGMC	2,060,000	2,060,000
5.25%, 9/1/2026	18,765,000	21,921,461
5.25%, 9/1/2030	5,000,000	5,804,950
5.25%, 10/1/2032	25,000,000	28,884,500
6.0%, 11/1/2039	50,000,000	56,011,000
6.5%, 4/1/2033	58,440,000	64,413,737
California, State Health Facilities Financing Authority Revenue, Sutter Health Obligated Group, Series A, 5.0%, 8/15/2043	10,000,000	11,359,100
California, State Public Works Board, Lease Revenue, Series A, 5.0%, 9/1/2039	25,000,000	28,762,000
California, State University Revenue, Series A, 5.0%, 11/1/2038	7,410,000	8,691,411
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Kaiser Foundation, Series A, 5.0%, 4/1/2042	5,295,000	5,906,731
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:
Series A, 144A, 5.0%, 12/1/2041	7,000,000	7,585,270
Series A, 144A, 5.0%, 12/1/2046	3,500,000	3,783,780
Los Angeles, CA, Department of Airports Revenue:
Series A, AMT, 5.0%, 5/15/2042	4,220,000	4,810,884
Series A, 5.25%, 5/15/2039	5,000,000	5,394,750
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	25,000,000	27,639,250
Los Angeles, CA, Municipal Improvement Corp., Lease Revenue, Real Property:
Series B, 5.0%, 11/1/2031	21,820,000	26,209,093
Series B, 5.0%, 11/1/2032	29,295,000	35,025,395
Orange County, CA, Airport Revenue:
Series A, 5.25%, 7/1/2039	16,000,000	17,207,200
Series B, 5.25%, 7/1/2039	12,000,000	12,905,400
San Diego County, CA, Regional Airport Authority Revenue:
Series A, 5.0%, 7/1/2034	7,000,000	7,699,860
Series B, AMT, 5.0%, 7/1/2043	12,500,000	13,763,500
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series F, 5.0%, 5/1/2035	27,500,000	30,104,525
Series A, AMT, 5.0%, 5/1/2040	14,000,000	15,588,860
San Francisco, CA, City & County Certificates of Participation, Multiple Capital Improvement Projects, Series A, 5.25%, 4/1/2031	7,860,000	8,424,269
University of California, Regents Medical Center Pooled Revenue, Series K, 0.73%**, 5/15/2047	1,000,000	1,000,000
Walnut, CA, Energy Center Authority Revenue, Series A, 5.0%, 1/1/2040	10,000,000	10,796,200
		697,577,971
Colorado 4.6%
Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038, GTY: Merrill Lynch & Co., Inc.	30,000,000	42,756,300
Colorado, State Building Excellent Schools Today, Certificates of Participation, Series G, 5.0%, 3/15/2032	8,630,000	9,624,090
Colorado, State Health Facilities Authority Revenue, School Health Systems, Series A, 5.5%, 1/1/2035	16,250,000	18,923,775
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2017, INS: NATL	8,000,000	7,981,520
Series B, Zero Coupon, 9/1/2018, INS: NATL	20,560,000	20,249,955
Series B, Zero Coupon, 9/1/2019, INS: NATL	36,500,000	35,068,470
Series B, Zero Coupon, 9/1/2020, INS: NATL	7,000,000	6,559,770
Denver City & County, CO, Airport Revenue:
Series A, AMT, 5.5%, 11/15/2028	15,000,000	17,488,500
Series A, AMT, 5.5%, 11/15/2029	14,705,000	17,052,506
Series A, AMT, 5.5%, 11/15/2030	15,080,000	17,433,083
Series A, AMT, 5.5%, 11/15/2031	5,000,000	5,766,650
Denver, CO, Convention Center Hotel Authority Revenue, 5.0%, 12/1/2040	2,770,000	3,115,280
University of Colorado, Hospital Authority Revenue, Series A, 5.0%, 11/15/2042	26,010,000	29,278,417
		231,298,316
Connecticut 1.1%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	13,000,000	14,539,720
Connecticut, State Health & Educational Facilities Authority Revenue, Hartford Healthcare, Series A, 5.0%, 7/1/2041	20,000,000	21,502,000
Connecticut, State Health & Educational Facilities Authority Revenue, Stamford Hospital, Series J, 5.125%, 7/1/2035	18,000,000	19,701,540
		55,743,260
District of Columbia 2.0%
District of Columbia, General Obligation:
Series A, 5.0%, 6/1/2032 (a)	2,400,000	2,925,600
Series A, 5.0%, 6/1/2032	9,000,000	10,672,470
Series A, 5.0%, 6/1/2033 (a)	2,800,000	3,404,912
Series A, 5.0%, 6/1/2033	7,500,000	8,851,875
Series A, 5.0%, 6/1/2034 (a)	4,000,000	4,840,560
District of Columbia, Georgetown University Revenue:
5.0%, 4/1/2032	2,500,000	2,986,425
5.0%, 4/1/2033	5,000,000	5,939,650
5.0%, 4/1/2034	5,000,000	5,911,350
District of Columbia, Income Tax Secured Revenue, Series G, 5.0%, 12/1/2036	27,475,000	31,409,145
Metropolitan Washington, DC, Airports Authority System Revenue:
Series A, AMT, 5.0%, 10/1/2030	7,750,000	8,987,133
Series A, AMT, 5.0%, 10/1/2031	5,355,000	6,311,724
Series A, AMT, 5.0%, 10/1/2032	5,000,000	5,868,650
Series A, AMT, 5.0%, 10/1/2044	3,890,000	4,382,202
		102,491,696
Florida 6.2%
Broward County, FL, Airport Systems Revenue, Series Q-1, 5.0%, 10/1/2037	39,000,000	44,046,600
Florida, Central Expressway Authority Revenue, Senior Lien:
Series B, 4.0%, 7/1/2035	14,335,000	15,220,903
Series B, 4.0%, 7/1/2036	8,625,000	9,116,194
Series B, 4.0%, 7/1/2037	8,555,000	9,021,504
Florida, Halifax Hospital Medical Center, 5.0%, 6/1/2036	2,110,000	2,371,619
Florida, Jacksonville Electric Authority, Water & Sewer Revenue, Series A, 5.0%, 10/1/2032	5,000,000	5,631,050
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018, INS: FGIC	545,000	568,789
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018, INS: AMBAC	2,000,000	1,963,400
Hillsborough County, FL, Aviation Authority Revenue, Tampa International Airport, Series A, AMT, 5.0%, 10/1/2040	10,000,000	11,195,600
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, ETM, 6.5%, 8/15/2019, INS: NATL	640,000	681,702
Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,956,588
Marco Island, FL, Utility Systems Revenue:
Series A, Prerefunded, 5.0%, 10/1/2034	1,000,000	1,129,920
Series A, Prerefunded, 5.0%, 10/1/2040	1,000,000	1,129,920
Miami-Dade County, FL, Aviation Revenue:
Series A, AMT, 5.0%, 10/1/2031	3,495,000	3,895,352
Series B, 5.0%, 10/1/2035, INS: AGMC	15,000,000	16,484,400
Series A, 5.5%, 10/1/2041	30,000,000	32,760,600
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series A-1, 5.375%, 10/1/2035	1,000,000	1,109,640
Series A-1, 5.375%, 10/1/2041	19,290,000	21,332,618
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	6,700,000	7,350,771
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2044	7,500,000	8,486,400
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2037	16,500,000	18,583,455
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	17,800,000	19,762,628
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project:
5.75%, 10/1/2043	2,880,000	3,018,182
Prerefunded, 5.75%, 10/1/2043	7,120,000	7,582,942
Orange County, FL, Health Facilities Authority Revenue, Orlando Health, Inc.:
Series A, 5.0%, 10/1/2035	2,280,000	2,618,694
Series A, 5.0%, 10/1/2036	4,135,000	4,734,865
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, Series B, 5.25%, 12/1/2029, INS: AGMC	3,820,000	4,038,428
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series A, 6.25%, 10/1/2018, INS: NATL	500,000	521,215
Series C, 6.25%, 10/1/2021, INS: NATL	6,000,000	6,620,820
Orange County, FL, Housing Finance Authority, Post Fountains Project, 0.78%**, 6/1/2025, LIQ: Fannie Mae	365,000	365,000
Orange County, FL, School Board, Certificates of Participation, Series C, 5.0%, 8/1/2033	16,610,000	19,501,635
Orlando & Orange County, FL, Expressway Authority Revenue, Series A, 5.0%, 7/1/2040	7,250,000	7,917,653
Port St. Lucie, FL, Utility System Revenue:
5.0%, 9/1/2035, INS: AGC	245,000	256,417
5.25%, 9/1/2035, INS: AGC	280,000	294,059
Sunrise, FL, Water & Sewer Revenue, Utility Systems, ETM, 5.5%, 10/1/2018, INS: AMBAC	7,080,000	7,335,517
Tallahassee, FL, Health Facilities Revenue, Memorial Healthcare, Inc. Project, Series A, 5.0%, 12/1/2055	2,985,000	3,220,606
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020, INS: NATL	1,515,000	1,641,260
Tampa-Hillsborough County, FL, Expressway Authority, Series A, 5.0%, 7/1/2037	10,000,000	11,303,500
		314,770,446
Georgia 4.6%
Atlanta, GA, Airport Revenue:
Series A, 5.0%, 1/1/2035	2,470,000	2,675,776
Series B, 5.0%, 1/1/2037	720,000	801,439
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, 5.0%, 7/1/2039	5,000,000	5,373,100
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.25%, 11/1/2028	5,000,000	6,007,750
Series B, 5.375%, 11/1/2039, INS: AGMC	13,915,000	15,292,724
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project:
Series A, 5.3%, 1/1/2033, INS: AGMC	10,000,000	10,238,900
Series B, 5.5%, 1/1/2033	4,000,000	4,092,280
DeKalb County, GA, Water & Sewer Revenue:
Series A, 5.25%, 10/1/2032	2,180,000	2,490,410
Series A, 5.25%, 10/1/2033	3,635,000	4,149,316
Series A, 5.25%, 10/1/2036	11,115,000	12,672,767
Series A, 5.25%, 10/1/2041	29,000,000	32,973,580
Gainesville & Hall County, GA, Hospital Authority, Northeast Georgia Healthcare:
Series A, 5.375%, 2/15/2040	1,940,000	2,120,672
Series A, Prerefunded, 5.375%, 2/15/2040	6,285,000	6,974,716
Series A, 5.5%, 2/15/2045	4,720,000	5,138,475
Series A, Prerefunded, 5.5%, 2/15/2045	15,280,000	17,007,404
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019, GTY: JPMorgan Chase & Co.	17,440,000	18,525,815
Series B, 5.0%, 3/15/2019, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,276,650
Series A, 5.0%, 3/15/2020, GTY: JPMorgan Chase & Co.	2,700,000	2,955,555
Series B, 5.0%, 3/15/2020, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,399,100
Series A, 5.0%, 3/15/2022, GTY: JPMorgan Chase & Co.	17,340,000	19,754,942
Series A, 5.5%, 9/15/2023, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,870,900
Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co., Inc.	4,635,000	5,532,243
Series A, 5.5%, 9/15/2027, GTY: Merrill Lynch & Co., Inc.	5,000,000	6,124,100
Series A, 5.5%, 9/15/2028, GTY: Merrill Lynch & Co., Inc.	5,000,000	6,151,500
Georgia, Municipal Electric Authority Power Revenue, Series W, 6.6%, 1/1/2018, INS: NATL	445,000	457,491
Georgia, Municipal Electric Authority Revenue, Project One, Series A, 5.0%, 1/1/2035	2,995,000	3,368,237
Georgia, Private Colleges & Universities Authority Revenue, Emory University, Series B, 4.0%, 10/1/2038	17,780,000	19,097,498
Georgia, State Municipal Electric Authority, Series GG, 5.0%, 1/1/2039	5,695,000	6,254,876
		232,778,216
Hawaii 0.8%
Hawaii, State Airports Systems Revenue:
Series A, 5.0%, 7/1/2039	16,800,000	18,325,944
Series A, AMT, 5.0%, 7/1/2041	8,930,000	10,100,634
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc., 6.5%, 7/1/2039	6,000,000	6,496,200
Hawaii, State General Obligation, Series FG, 4.0%, 10/1/2036	6,250,000	6,723,625
		41,646,403
Idaho 0.2%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	10,060,000	10,759,170
Illinois 5.3%
Chicago, IL, Airport Revenue, O'Hare International Airport, Third Lien:
Series A, 5.75%, 1/1/2039	13,650,000	15,436,512
Series B, 6.0%, 1/1/2041	25,000,000	28,655,500
Chicago, IL, O'Hare International Airport Revenue, Series A, AMT, 5.0%, 1/1/2034	7,000,000	7,822,290
Chicago, IL, O'Hare International Airport Revenue, Senior Lien:
Series C, 5.0%, 1/1/2034	6,000,000	6,931,440
Series B, 5.0%, 1/1/2035	4,250,000	4,888,902
Series C, 5.0%, 1/1/2035	6,375,000	7,333,354
Series C, 5.0%, 1/1/2037	9,105,000	10,429,322
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2018, INS: AMBAC	5,165,000	5,061,648
Chicago, IL, Water Revenue, 5.0%, 11/1/2023, INS: AGMC	10,000,000	10,525,300
Cook County, IL, Forest Preservation District, Series C, 5.0%, 12/15/2037	3,155,000	3,406,643
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series A, 5.5%, 4/1/2044	2,905,000	3,083,251
Series D, Prerefunded, 6.5%, 11/1/2038	4,085,000	4,407,838
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, Prerefunded, 5.625%, 1/1/2037	8,000,000	8,224,160
Illinois, Finance Authority Revenue, Memorial Health Systems:
5.5%, 4/1/2034	12,100,000	12,835,680
5.5%, 4/1/2039	4,800,000	5,076,720
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, Series A, Zero Coupon, 12/15/2035, INS: NATL	7,085,000	3,181,873
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, Capital Appreciation-McCormick, Series A, Zero Coupon, 6/15/2038, INS: NATL	27,305,000	10,739,330
Illinois, Metropolitan Pier & Exposition Authority, Special Assessment Revenue, Series A, Zero Coupon, 12/15/2018, INS: NATL	6,660,000	6,465,128
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	17,315,000	19,846,280
Illinois, Regional Transportation Authority:
Series B, 5.75%, 6/1/2033, INS: NATL	7,000,000	9,155,580
Series A, 6.7%, 11/1/2021, INS: NATL	14,980,000	16,928,149
Illinois, Sales & Special Tax Revenue, 6.25%, 12/15/2020, INS: AMBAC	3,585,000	3,845,379
Illinois, State Development Finance Authority, Industrial Revenue, Uhlich Children's Home Project, 0.79%**, 10/1/2033, LOC: U.S. Bank NA	800,000	800,000
Illinois, State Finance Authority Revenue, Advocate Health Care Network, Series B, 5.375%, 4/1/2044	2,910,000	3,077,180
Illinois, State Finance Authority Revenue, Ascension Health Credit Group, Series A, 5.0%, 11/15/2032	2,435,000	2,723,937
Illinois, State Finance Authority Revenue, Edward Elmhurst Obligated Group:
Series A, 5.0%, 1/1/2036	2,970,000	3,309,501
Series A, 5.0%, 1/1/2037	3,965,000	4,404,639
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	13,155,000	14,213,188
Illinois, State Finance Authority Revenue, University of Chicago, Series A, 5.0%, 10/1/2038	12,000,000	13,662,000
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017, INS: AGMC	1,885,000	1,935,499
Northern Illinois, Municipal Power Agency, Power Project Revenue, Series A, 5.0%, 12/1/2041	5,080,000	5,713,222
Springfield, IL, Electric Revenue, Senior Lien, 5.0%, 3/1/2040, INS: AGMC	5,805,000	6,516,925
Springfield, IL, Water Revenue, 5.0%, 3/1/2037	5,000,000	5,620,050
		266,256,420
Indiana 1.0%
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, Prerefunded, 6.75%, 3/1/2039	5,230,000	5,757,393
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
ETM, 6.0%, 7/1/2017 , INS: NATL	2,050,000	2,058,375
ETM, 6.0%, 7/1/2018 , INS: NATL	2,175,000	2,287,380
Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, 5.0%, 3/1/2041	17,395,000	18,795,645
Indiana, State Finance Authority Revenue, Stadium Project, Series A, 5.25%, 2/1/2031	2,595,000	3,114,856
Indiana, State Finance Authority, Wastewater Utility Revenue, First Lien, Series A, 5.25%, 10/1/2038	8,000,000	9,081,840
St. Joseph County, IN, Educational Facilities Revenue, Notre Dame du Lac Project, 5.0%, 3/1/2036	10,000,000	10,301,500
		51,396,989
Kansas 0.4%
Kansas, Pollution Control Revenue, Development Financing Authority, Series II, ETM, 5.5%, 11/1/2017	1,000,000	1,019,600
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health System:
Series A, 5.0%, 11/15/2032	13,000,000	14,745,770
Series A, 5.0%, 11/15/2034	4,965,000	5,606,776
		21,372,146
Kentucky 0.4%
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, Prerefunded, 6.5%, 3/1/2045	11,000,000	12,760,550
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2038, INS: AGC	4,500,000	4,670,145
Kentucky, State Economic Development Finance Authority, Owensboro Health, Inc. Obligated Group:
Series A, 5.0%, 6/1/2045	1,275,000	1,399,083
Series A, 5.25%, 6/1/2041	1,915,000	2,156,118
		20,985,896
Louisiana 0.2%
Louisiana, New Orleans Aviation Board, General Airport North Terminal, Series B, AMT, 5.0%, 1/1/2048	2,830,000	3,202,541
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,323,400
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	450,000	451,089
		8,977,030
Maine 0.2%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.0%, 7/1/2040	9,650,000	10,526,509
Maryland 1.4%
Baltimore, MD, Project Revenue, Waste Water Projects, Series A, 5.0%, 7/1/2038	11,000,000	12,566,290
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare Obligated Group, Series A, 5.5%, 1/1/2046	20,000,000	22,881,800
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, Prerefunded, 6.75%, 7/1/2039	3,400,000	3,804,294
Maryland, State Stadium Authority Revenue, Baltimore City Public Schools:
5.0%, 5/1/2035	5,000,000	5,849,650
5.0%, 5/1/2036	5,015,000	5,849,997
5.0%, 5/1/2041	16,000,000	18,514,080
		69,466,111
Massachusetts 4.4%
Massachusetts, State College Building Authority Revenue:
Series B, 5.0%, 5/1/2037	4,500,000	5,124,555
Series B, 5.0%, 5/1/2043	4,125,000	4,670,655
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	28,800,000	31,367,520
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	314,524	7,438
Series A-2, 5.5%, 11/15/2046	63,235	61,702
Series A-1, 6.25%, 11/15/2031	1,182,967	1,233,586
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series L, 5.0%, 7/1/2036	13,680,000	15,292,735
Massachusetts, State Development Finance Agency Revenue, South Shore Hospital, Series I, 5.0%, 7/1/2041	1,825,000	2,036,390
Massachusetts, State Development Finance Agency Revenue, Suffolk University:
Series A, 5.75%, 7/1/2039	4,785,000	5,154,928
Series A, Prerefunded, 5.75%, 7/1/2039	9,500,000	10,436,320
Massachusetts, State Development Finance Agency Revenue, UMass Memorial Healthcare, Series I, 5.0%, 7/1/2036	1,000,000	1,115,000
Massachusetts, State General Obligation:
Series E, 4.0%, 9/1/2039	27,250,000	28,838,948
Series E, 4.0%, 9/1/2042	20,000,000	21,077,000
Series A, 5.0%, 7/1/2036	22,630,000	26,476,195
Series A, 5.0%, 3/1/2041	15,000,000	17,185,050
Massachusetts, State School Building Authority, Sales Tax Revenue:
Series C, 4.0%, 11/15/2035	27,000,000	29,023,920
Series B, 5.25%, 10/15/2035	12,000,000	13,819,800
Massachusetts, State Water Resources Authority, Green Bond, Series C, 4.0%, 8/1/2036	10,000,000	10,804,200
		223,725,942
Michigan 1.3%
Michigan, State Building Authority Revenue, Facilities Program:
Series I, 5.0%, 4/15/2038	14,675,000	16,658,766
Series H, 5.125%, 10/15/2033	9,755,000	10,512,281
Series I, 6.0%, 10/15/2038	300,000	319,362
Michigan, State Finance Authority Revenue, Henry Ford Health System, 5.0%, 11/15/2041	12,220,000	13,789,537
Michigan, State Finance Authority Revenue, Trinity Health Corp., 5.0%, 12/1/2035	4,335,000	4,889,230
Michigan, State Hospital Finance Authority Revenue, Trinity Health Credit:
Series A-1, 6.5%, 12/1/2033	335,000	360,051
Series A-1, Prerefunded, 6.5%, 12/1/2033	1,760,000	1,907,030
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, Prerefunded, 8.25%, 9/1/2039	7,200,000	7,855,200
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport, Series A, 5.0%, 12/1/2037	9,255,000	10,025,942
		66,317,399
Minnesota 0.1%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, Prerefunded, 6.75%, 11/15/2032	6,440,000	6,982,055
Mississippi 0.3%
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.5%, 9/1/2031	5,000,000	5,045,550
Series A, 6.5%, 9/1/2032	7,420,000	7,874,178
		12,919,728
Missouri 0.4%
Cape Girardeau County, MO, Industrial Development Authority, Health Care Facilities Revenue, St. Francis Medical Center, Series A, Prerefunded, 5.75%, 6/1/2039	2,150,000	2,353,971
Cape Girardeau County, MO, Industrial Development Authority, St. Francis Medical Center, Series A, 5.0%, 6/1/2033	11,075,000	12,096,336
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services Projects, Series B, 5.0%, 2/1/2046	2,460,000	2,646,001
Missouri, State Health & Educational Facilities Authority Revenue, Medical Research, Lutheran Senior Services, Series A, 5.0%, 2/1/2046	735,000	790,573
		17,886,881
Nebraska 0.1%
Douglas County, NE, Hospital Authority No. 2, Health Facilities, Children's Hospital Obligated Group, 5.0%, 11/15/2047	5,205,000	5,931,618
Nevada 0.1%
Clark County, NV, Airport Revenue, Series B, 5.125%, 7/1/2036	5,000,000	5,415,100
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 6.5%, 1/1/2031	10,000,000	11,455,000
New Jersey 1.9%
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022, INS: NATL	7,140,000	7,313,573
Series A, 5.0%, 7/1/2023, INS: NATL	8,845,000	9,060,022
New Jersey, State Economic Development Authority Revenue:
5.0%, 6/15/2028	1,050,000	1,131,627
Series BBB, 5.5%, 6/15/2030	22,440,000	24,603,889
New Jersey, State Economic Development Authority Revenue, Private Activity, The Goethals Bridge Replacement Project, AMT, 5.0%, 1/1/2031, INS: AGMC	4,000,000	4,410,520
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series A, 6.0%, 6/15/2035	6,000,000	6,517,920
Series A, 6.0%, 12/15/2038	11,075,000	11,776,047
New Jersey, State Turnpike Authority Revenue:
Series A, 5.0%, 1/1/2035	6,025,000	6,731,492
Series E, 5.0%, 1/1/2045	15,380,000	17,340,950
Series E, 5.25%, 1/1/2040	5,250,000	5,544,945
		94,430,985
New York 14.4%
Nassau, NY, Health Care Corp. Revenue, 0.74%**, 8/1/2029, LOC: TD Bank NA	915,000	915,000
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Climate Board Certified Green Bond: Series B-2, 5.0%, 11/15/2033	12,550,000	15,291,798
Series B-2, 5.0%, 11/15/2034	10,940,000	13,263,109
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019, INS: FGIC	2,550,000	2,665,694
New York, Metropolitan Transportation Authority Revenue:
Series D, 5.0%, 11/15/2027, INS: AGMC	16,500,000	19,386,675
Series D, 5.0%, 11/15/2038	13,635,000	15,446,819
Series B, 5.25%, 11/15/2044	25,000,000	29,035,000
New York, Metropolitan Transportation Authority Revenue, Green Bond, Series A2, 5.0%, 11/15/2027	9,000,000	11,122,290
New York, Sales Tax Asset Receivable Corp., Series A, 5.0%, 10/15/2031	500,000	600,435
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,586,625
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,269,520
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	2,275,000	2,460,367
New York, State Dormitory Authority Revenues, Non-State Supported Debt, Royal Charter Properties-East, Inc., Series A, 0.8%**, 11/15/2036, LIQ: Fannie Mae, LOC: Fannie Mae	805,000	805,000
New York, State Dormitory Authority, Personal Income Tax Revenue:
Series A, 5.0%, 2/15/2035	9,305,000	10,808,316
Series B, 5.0%, 2/15/2035	30,000,000	35,019,900
Series F, 5.0%, 2/15/2035	5,000,000	5,462,900
Series A, 5.0%, 3/15/2038	8,750,000	9,344,650
Series C, 5.0%, 3/15/2041	10,000,000	11,066,700
Series C, 5.0%, 3/15/2042	14,750,000	16,831,077
Series E, 5.0%, 2/15/2044	10,000,000	11,507,400
New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series A, 0.88%**, 5/1/2048, LOC: Bank of China	500,000	500,000
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	45,000,000	51,294,150
New York, State Thruway Authority, General Revenue, Junior Indebtedness Obligated, Junior Lien, Series A, 5.0%, 1/1/2041	6,545,000	7,528,910
New York, State Thruway Authority, Second Generation Highway & Bridge Trust Funding Authority:
Series A, 5.0%, 4/1/2031	5,250,000	6,016,343
Series A, 5.0%, 4/1/2032	4,000,000	4,581,880
New York, State Transportation Development Corp., Special Facilities Revenue, Laguardia Gateway Partners LLC, Redevelopment Project, Series A, AMT, 5.0%, 7/1/2046	14,190,000	15,514,778
New York, State Transportation Development Corp., Special Facility Revenue, Laguardia Gateway Partners LLC, Redevelopment Project, Series A, AMT, 5.0%, 7/1/2041	6,660,000	7,303,622
New York, TSASC, Inc., Series A, 5.0%, 6/1/2041	1,195,000	1,322,184
New York, Utility Debt Securitization Authority, Restructuring Revenue:
Series TE, 5.0%, 12/15/2034	3,200,000	3,751,392
Series TE, 5.0%, 12/15/2035	4,000,000	4,678,600
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue:
Series DD, 5.0%, 6/15/2035	12,000,000	13,927,080
Series FF-2, 5.0%, 6/15/2040	2,270,000	2,446,175
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series DD, 5.0%, 6/15/2036	6,000,000	6,966,780
Series FF, 5.0%, 6/15/2039	22,500,000	26,270,100
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution:
Series CC-1, 4.0%, 6/15/2038	5,505,000	5,939,675
Series EE, 5.375%, 6/15/2043	11,250,000	12,728,362
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series B-1, 4.0%, 8/1/2037	23,500,000	25,350,860
Series B-1, 4.0%, 8/1/2039	16,500,000	17,717,370
Series B-1, 5.0%, 8/1/2035	9,295,000	10,857,211
Series B-1, 5.0%, 8/1/2036	9,900,000	11,737,737
Series E-1, 5.0%, 2/1/2037	28,685,000	33,606,772
Series D-1, 5.0%, 2/1/2038	17,655,000	20,255,935
Series A-1, 5.0%, 11/1/2038	11,560,000	13,456,880
Series D-1, 5.0%, 11/1/2038	10,000,000	11,264,100
Series E-1, 5.0%, 2/1/2039	15,000,000	17,498,100
Series I, 5.0%, 5/1/2042	8,000,000	9,126,560
New York, NY, General Obligation:
Series A-1, 4.0%, 8/1/2034	22,230,000	24,185,351
Series A-1, 4.0%, 8/1/2036	17,585,000	18,955,399
Series B-1, 5.0%, 12/1/2031	2,000,000	2,422,360
Series D-1, 5.0%, 10/1/2033	25,000,000	28,389,750
Series D-1, 5.0%, 10/1/2034	5,000,000	5,660,100
Series I-1, 5.375%, 4/1/2036	2,125,000	2,287,903
Port Authority of New York & New Jersey, One Hundred Eighty-Fourth:
5.0%, 9/1/2036	1,795,000	2,103,794
5.0%, 9/1/2039	4,490,000	5,200,902
Port Authority of New York & New Jersey, One Hundred Ninety-Fifth:
AMT, 5.0%, 10/1/2035	9,175,000	10,642,541
AMT, 5.0%, 4/1/2036	18,000,000	20,815,740
Port Authority of New York & New Jersey, One Hundred Ninety-Seven, AMT, 5.0%, 11/15/2036	7,000,000	8,107,610
Port Authority of New York & New Jersey, One Hundred Ninety-Third:
AMT, 5.0%, 10/15/2029	10,000,000	11,823,700
AMT, 5.0%, 10/15/2034	5,775,000	6,693,802
AMT, 5.0%, 10/15/2035	2,865,000	3,311,596
Port Authority of New York & New Jersey, Two Hundred Second:
AMT, 5.0%, 10/15/2033	6,560,000	7,728,926
AMT, 5.0%, 10/15/2034	5,250,000	6,151,058
Syracuse, NY, Industrial Development Agency, Carousel Center Project:
Series A, AMT, 5.0%, 1/1/2035	665,000	753,671
Series A, AMT, 5.0%, 1/1/2036	2,100,000	2,373,273
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	2,000,000	2,195,640
		726,333,947
North Carolina 0.7%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,500,000	1,661,910
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, Series A, 5.0%, 1/15/2039	28,015,000	31,776,574
North Carolina, State Municipal Power Agency No.1, Catawba Electric Revenue, Series A, 5.0%, 1/1/2030	1,560,000	1,649,638
		35,088,122
North Dakota 0.2%
Fargo, ND, Sanford Health Systems Revenue, 6.25%, 11/1/2031	9,260,000	10,993,102
Ohio 3.0%
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2030	1,000,000	1,110,350
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	170,000	170,272
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	110,000	114,454
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017, INS: NATL	70,000	71,811
Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project:
5.0%, 1/1/2036	975,000	1,039,379
5.0%, 1/1/2046	2,790,000	2,937,033
Hancock County, OH, Hospital Revenue, Blanchard Valley Regional Health Center, 6.5%, 12/1/2030	14,425,000	16,734,587
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A, 6.5%, 11/15/2037	6,000,000	7,134,120
Ohio, Akron, Bath & Copley Joint Township Hospital District Revenue, 5.25%, 11/15/2046	21,610,000	24,243,394
Ohio, Akron, Bath & Copley Joint Township Hospital District Revenue, Children's Hospital Medical Center of Akron, 5.0%, 11/15/2038	15,645,000	17,178,523
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2037	13,090,000	14,546,132
Ohio, Higher Education Revenue, Case Western Reserve University, Series B, 6.5%, 10/1/2020	1,555,000	1,691,436
Ohio, Northeast Regional Sewer District, 5.0%, 11/15/2044	10,000,000	11,507,300
Ohio, School District General Obligation, 6.0%, 12/1/2019, INS: AMBAC	225,000	240,253
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project:
Series 2010, 5.25%, 11/15/2035, INS: AGMC	7,500,000	8,151,000
Series 2010, 5.5%, 11/15/2030, INS: AGMC	4,000,000	4,406,160
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health System, Series B, 5.5%, 1/1/2039	13,600,000	14,536,632
Ohio, State Turnpike Commission, Infrastructure Projects:
Series A-1, 5.25%, 2/15/2030	4,620,000	5,488,052
Series A-1, 5.25%, 2/15/2031	9,375,000	11,104,312
Series A-1, 5.25%, 2/15/2032	7,500,000	8,856,675
		151,261,875
Oklahoma 0.4%
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023, INS: NATL	15,450,000	17,202,493
Tulsa County, OK, Industrial Authority Senior Living Community Revenue, Montereau, Inc. Project, 5.25%, 11/15/2045	1,575,000	1,718,530
		18,921,023
Pennsylvania 2.8%
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	11,800,000	12,784,710
Lancaster County, PA, Hospital Authority Revenue, University of Pennsylvania Health System Obligated Group, 5.0%, 8/15/2042	2,100,000	2,390,262
Pennsylvania, Central Bradford Progress Authority Revenue, Guthrie Healthcare System, 5.375%, 12/1/2041	12,550,000	14,156,400
Pennsylvania, Commonwealth Financing Authority Revenue:
Series A, 5.0%, 6/1/2033	5,000,000	5,627,050
Series A, 5.0%, 6/1/2034	6,000,000	6,725,520
Pennsylvania, Geisinger Authority Health System Revenue, Series A-2, 5.0%, 2/15/2034	3,000,000	3,512,880
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019, INS: FGIC	2,200,000	2,335,784
Pennsylvania, State General Obligation:
Series 2, 4.0%, 9/15/2032	10,000,000	10,746,300
Series D, 5.0%, 8/15/2032	5,000,000	5,781,400
Pennsylvania, State Turnpike Commission Revenue:
Series B, 5.0%, 6/1/2033	12,000,000	13,677,600
Series A-1, 5.0%, 12/1/2040	15,000,000	16,903,650
Series A-1, 5.0%, 12/1/2041	9,645,000	10,730,738
Series C, 5.0%, 12/1/2044	4,840,000	5,410,007
Pennsylvania, State Turnpike Commission Revenue, Turnpike Subordinate Revenue Refunding Bonds, 5.0%, 6/1/2035	11,000,000	12,409,320
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,080,000	7,715,288
Philadelphia, PA, Gas Works Revenue, 1998 General Ordinance:
Series 14, 4.0%, 10/1/2035	1,090,000	1,143,672
Series 14, 4.0%, 10/1/2037	895,000	933,959
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017, INS: NATL	6,230,000	6,217,104
		139,201,644
Puerto Rico 0.1%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series C, 5.25%, 8/1/2041*	6,705,000	1,726,537
Series A, 5.5%, 8/1/2042*	4,475,000	1,152,313
		2,878,850
Rhode Island 0.5%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, Brown University, Series A, 5.0%, 9/1/2039	13,000,000	14,065,870
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, Prerefunded, 6.25%, 9/15/2034	10,000,000	10,690,500
		24,756,370
South Carolina 2.4%
Charleston County, SC, Airport District System Revenue, Series A, AMT, 5.75%, 7/1/2030	5,880,000	6,836,793
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, 5.375%, 10/1/2039	7,500,000	8,033,175
Lexington County, SC, Health Services District, Lexington Medical Center, 5.0%, 11/1/2041	22,390,000	25,272,041
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, 5.75%, 8/1/2039	1,910,000	2,018,889
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
6.75%, 1/1/2019, INS: NATL	2,065,000	2,242,569
ETM, 6.75%, 1/1/2019, INS: FGIC	1,460,000	1,593,225
South Carolina, State Jobs-Economic Development Authority, Hospital Revenue, Conway Hospitals, Inc., 5.25%, 7/1/2047	4,715,000	5,320,264
South Carolina, State Ports Authority Revenue, 5.25%, 7/1/2040	10,195,000	11,152,005
South Carolina, State Public Service Authority Revenue:
Series A, 5.0%, 12/1/2036	9,780,000	10,968,368
Series C, 5.0%, 12/1/2039	6,875,000	7,540,569
Series A, Prerefunded, 5.375%, 1/1/2028	85,000	90,994
South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, 5.75%, 12/1/2043	35,555,000	40,502,123
		121,571,015
South Dakota 0.5%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health, 5.0%, 7/1/2044	20,475,000	22,752,639
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.5%, 11/1/2040	3,000,000	3,233,910
		25,986,549
Tennessee 0.6%
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.5%, 4/1/2033	810,000	836,649
Prerefunded, 5.5%, 4/1/2033	2,190,000	2,274,447
5.625%, 4/1/2038	1,230,000	1,270,479
5.75%, 4/1/2041	2,345,000	2,424,190
Metropolitan Government Nashville & Davidson County, TN, General Obligation:
5.0%, 1/1/2028	7,755,000	9,620,310
5.0%, 1/1/2030	5,000,000	6,100,850
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.25%, 9/1/2019, GTY: The Goldman Sachs Group, Inc.	7,000,000	7,591,430
Series A, 5.25%, 9/1/2021, GTY: The Goldman Sachs Group, Inc.	2,000,000	2,261,760
		32,380,115
Texas 13.8%
Austin, TX, Independent School District, Series B, 4.0%, 8/1/2033	9,000,000	9,859,950
Bexar County, TX, General Obligation, 4.0%, 6/15/2034	16,020,000	17,371,127
Central Texas, Regional Mobility Authority Revenue, 5.0%, 1/1/2040	3,750,000	4,289,325
Central Texas, Regional Mobility Authority Revenue, Senior Lien, Series A, 5.0%, 1/1/2040	4,730,000	5,375,361
Dallas, TX, Area Rapid Transit, Sales Tax Revenue:
Series B, 4.0%, 12/1/2036	11,855,000	12,686,865
Series B, 4.0%, 12/1/2037	10,500,000	11,201,190
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017, INS: NATL	3,910,000	3,899,795
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	18,290,000	20,464,681
Harris County, TX, Senior Lien:
Series A, 5.0%, 8/15/2033	5,000,000	5,931,600
Series A, 5.0%, 8/15/2034	3,000,000	3,542,880
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2032	3,510,000	3,976,549
Series A, 5.5%, 7/1/2039	10,000,000	10,467,500
Houston, TX, Higher Education Finance Corp. Revenue, Rice University Project, Series A, 5.0%, 5/15/2040	11,185,000	12,280,347
Houston, TX, Utility Systems Revenue, First Lien:
Series B, 5.0%, 11/15/2034	32,315,000	38,450,972
Series D, 5.0%, 11/15/2036	7,000,000	7,923,230
Series B, 5.0%, 11/15/2038	3,370,000	3,880,184
North Texas, Tollway Authority Revenue:
Series A, 5.0%, 1/1/2034	10,715,000	12,275,854
Series A, 5.0%, 1/1/2039	4,230,000	4,872,833
Series B, 5.0%, 1/1/2040	8,825,000	9,894,590
Series C, 5.25%, 1/1/2044	20,000,000	21,036,600
First Tier, Series A, 5.625%, 1/1/2033	800,000	819,560
First Tier, Series A, Prerefunded, 5.625%, 1/1/2033	2,735,000	2,811,635
First Tier, 6.0%, 1/1/2043	30,000,000	34,296,900
North Texas, Tollway Authority Revenue, Special Project Systems:
Series D, 5.0%, 9/1/2032	8,000,000	9,084,800
Series A, 6.0%, 9/1/2041	6,675,000	7,849,800
San Antonio, TX, Electric & Gas Revenue, 4.0%, 2/1/2034	21,230,000	23,008,225
San Antonio, TX, Independent School District, 5.0%, 8/15/2029	8,475,000	10,384,333
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare:
5.0%, 8/15/2036	7,000,000	7,901,110
5.0%, 8/15/2043	9,900,000	11,084,436
Prerefunded, 5.625%, 8/15/2035	740,000	846,619
Tarrant County, TX, Cultural Education Facilities Finance Corp., State Health Resources, 5.0%, 11/15/2040	19,325,000	21,048,597
Texas, Dallas/Fort Worth International Airport Revenue:
Series D, 5.0%, 11/1/2035	24,425,000	27,114,681
Series A, 5.25%, 11/1/2038	20,000,000	22,248,000
Texas, Electric Revenue, ETM, Zero Coupon, 9/1/2017, INS: NATL	125,000	124,740
Texas, Grand Parkway Transportation Corp., System Toll Revenue, Series B, 5.25%, 10/1/2051	20,000,000	23,342,600
Texas, Grapevine-Colleyville Independent School District Building:
5.0%, 8/15/2034	6,080,000	6,839,270
5.0%, 8/15/2035	6,130,000	6,887,607
5.0%, 8/15/2036	3,350,000	3,759,705
Texas, Love Field Airport Modernization Corp., General Airport Revenue:
AMT, 5.0%, 11/1/2033	1,250,000	1,457,088
AMT, 5.0%, 11/1/2034	1,000,000	1,160,320
Texas, Lower Colorado River Authority Revenue, Series A, Prerefunded, 5.0%, 5/15/2036	25,000	29,437
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2040	20,000,000	21,752,800
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series B, 1.458%***, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	19,800,000	18,229,662
Texas, Municipal Gas Acquisition & Supply Corp.I, Gas Supply Revenue, Senior Lien, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	20,000,000	24,665,200
Texas, New Hope Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Westminster Manor Project:
5.0%, 11/1/2031	1,000,000	1,092,020
5.0%, 11/1/2040	1,070,000	1,136,971
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021, GTY: The Goldman Sachs Group, Inc.	5,575,000	6,344,015
5.5%, 8/1/2025, GTY: The Goldman Sachs Group, Inc.	2,750,000	3,342,323
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, 5.0%, 10/1/2035	2,400,000	2,652,240
Texas, State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue:
5.0%, 12/15/2030, GTY: Macquarie Group Ltd.	2,250,000	2,499,885
5.0%, 12/15/2031, GTY: Macquarie Group Ltd.	4,500,000	4,987,575
5.0%, 12/15/2032, GTY: Macquarie Group Ltd.	21,215,000	23,433,665
Texas, State Municipal Power Agency Revenue:
Series 2015, ETM, Zero Coupon, 9/1/2017, INS: NATL	1,445,000	1,441,705
Series 2016, ETM, Zero Coupon, 9/1/2017, INS: NATL	4,430,000	4,419,900
Texas, State Technical University Revenue, Series A, 5.0%, 8/15/2037	5,400,000	6,060,420
Texas, State Transportation Commission, Series A, 5.0%, 10/1/2039	10,000,000	11,585,400
Texas, State Transportation Commission Mobility Fund:
Series A, 5.0%, 10/1/2033	15,000,000	18,334,650
Series B, 5.0%, 10/1/2033	10,000,000	12,223,100
Texas, State Transportation Commission, State Highway Fund Revenue:
Series A, 5.0%, 10/1/2027	5,000,000	6,237,400
Series A, 5.0%, 10/1/2028	5,000,000	6,183,600
Series A, 5.0%, 10/1/2029	5,565,000	6,824,359
Texas, State Transportation Commission, Turnpike Systems Revenue:
Series C, 5.0%, 8/15/2034	14,410,000	16,274,366
Series C, 5.0%, 8/15/2042	5,085,000	5,679,996
Texas, State Transportation Commission-Highway Improvement, 5.0%, 4/1/2044	18,000,000	20,603,160
Texas, State Water Development Board Revenue, State Water Implementation Revenue Fund:
4.0%, 10/15/2035	10,770,000	11,653,032
4.0%, 10/15/2036	13,315,000	14,350,241
		693,788,581
Utah 0.3%
Salt Lake City, UT, Airport Revenue, Series A, AMT, 5.0%, 7/1/2047	13,435,000	15,479,807
Virginia 0.5%
Fairfax County, VA, Economic Development Authority, Residential Care Facility Revenue, Goodwin House, Inc., Series A, 5.0%, 10/1/2036	1,750,000	1,971,060
Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates, Series M033, 0.8%***, 3/15/2049, LIQ: Freddie Mac	62,000	62,000
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017, INS: NATL	1,500,000	1,506,690
Virginia, State Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, 5.0%, 9/15/2027	11,425,000	14,244,119
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018, INS: AMBAC	665,000	679,796
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	7,760,000	8,397,174
		26,860,839
Washington 4.0%
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017, INS: NATL	6,725,000	6,695,612
King County, WA, Sewer Revenue, Junior Lien, Series A, 0.83%**, 1/1/2032, LOC: Landesbank Hessen-Thuringen	425,000	425,000
Port of Seattle, WA, Airport Revenue:
Series A, 5.0%, 8/1/2031	2,000,000	2,282,880
Series A, 5.0%, 8/1/2032	2,500,000	2,847,025
Seattle, WA, Drainage & Wastewater Revenue:
4.0%, 4/1/2035	7,510,000	8,094,804
4.0%, 4/1/2036	6,850,000	7,355,872
Tacoma, WA, Electric System Revenue, Series A, 5.0%, 1/1/2038	8,280,000	9,516,866
Washington, Central Puget Sound Regional Transit Authority, Green Bond, Series S-1, 5.0%, 11/1/2035	10,000,000	11,795,300
Washington, Energy Northwest Electric Revenue, Columbia Generating Systems:
Series A, 5.0%, 7/1/2032	16,980,000	20,110,093
Series A, 5.0%, 7/1/2034	7,000,000	8,453,970
Washington, State General Obligation:
Series B, 5.0%, 7/1/2030	14,000,000	16,862,300
Series R-2015D, 5.0%, 7/1/2032	10,000,000	11,769,900
Series B, 5.0%, 2/1/2033	5,000,000	5,597,700
Series 2011A, 5.0%, 8/1/2033	20,000,000	22,150,000
Series A, 5.0%, 8/1/2035	12,190,000	13,789,450
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: AGC	5,240,000	5,273,903
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	7,035,000	7,099,652
Washington, State Health Care Facilities Authority, Catholic Health Initiatives, Series A, 5.0%, 2/1/2041	11,260,000	11,776,721
Washington, State Motor Vehicle Tax-Senior 520, Corridor Toll Program:
Series C, 5.0%, 6/1/2032	7,725,000	8,736,434
Series C, 5.0%, 6/1/2033	6,000,000	6,773,160
Series C, 5.0%, 6/1/2041	11,000,000	12,326,710
		199,733,352
West Virginia 0.5%
West Virginia, State Hospital Finance Authority, State University Health System Obligated Group, Series A, 5.0%, 6/1/2047	20,120,000	22,663,772
Wisconsin 1.2%
Milwaukee County, WI, Airport Revenue, Series A, 5.0%, 12/1/2034	7,000,000	7,549,150
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
Series B, ETM, 6.25%, 1/1/2022, INS: AMBAC	2,020,000	2,276,560
Series C, ETM, 6.25%, 1/1/2022, INS: AMBAC	3,530,000	3,977,463
Wisconsin, State Health & Educational Facilities Authority Revenue, Agnesian Healthcare, Inc., Series B, 5.0%, 7/1/2036	8,500,000	9,443,670
Wisconsin, State Health & Educational Facilities Authority Revenue, Ascension Health Credit Group:
Series A, 5.0%, 11/15/2036	5,000,000	5,758,950
Series A, 5.0%, 11/15/2039	15,000,000	17,175,750
Wisconsin, State Health & Educational Facilities Authority Revenue, Thedacare, Inc., Series A, 5.5%, 12/15/2038	13,235,000	14,195,596
		60,377,139
Total Municipal Bonds and Notes (Cost $4,645,453,820)		4,961,551,736

Underlying Municipal Bonds of Inverse Floaters (b) 1.9%
California 0.7%
Los Angeles, CA, Waste Water System Revenue, Series A, 5.375%, 6/1/2039 (c)	30,000,000	32,668,500
Trust: Los Angeles, CA, Series 3371-2, 144A, 17.51%, 6/1/2018, Leverage Factor at purchase date: 4 to 1
Louisiana 0.2%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (c)	3,023,487	3,316,324
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (c)	3,300,848	3,620,549
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (c)	3,663,166	4,017,960
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 2016-XM0289, 144A, 8.578%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
		10,954,833
Nevada 0.4%
Clark County, NV, General Obligation, 5.0%, 6/1/2028 (c)	6,252,645	6,513,369
Clark County, NV, General Obligation, 5.0%, 6/1/2029 (c)	6,565,277	6,839,038
Clark County, NV, General Obligation, 5.0%, 6/1/2030 (c)	6,372,122	6,637,829
Trust: Clark County, NV, General Obligation, Series 2016-XM0280, 144A, 12.169%, 12/1/2017, Leverage Factor at purchase date: 3 to 1
		19,990,236
North Carolina 0.4%
North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series B, 5.0%, 10/1/2038 (c)	20,000,000	21,481,800
Trust: North Carolina, Capital Facilities Finance Agency Revenue, Series 2016-XM0282, 144A, 15.77%, 10/1/2038, Leverage Factor at purchase date: 4 to 1
Texas 0.2%
Dallas, TX, Water Works & Sewer Systems Revenue, 5.0%, 10/1/2035 (c)	10,000,000	11,112,900
Trust: Texas, Water Works & Sewer Systems Revenue, Series 2016-XM0288, 144A, 8.58%, 4/1/2018, Leverage Factor at purchase date: 2 to 1
Total Underlying Municipal Bonds of Inverse Floaters (Cost $88,687,538)		96,208,269

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,734,141,358)†	100.2	5,057,760,005
Floating Rate Notes (b)	(1.2)	(60,282,545)
Other Assets and Liabilities, Net	1.0	48,384,409
Net Assets	100.0	5,045,861,869

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand either daily or weekly and are shown at their current rates as of May 31, 2017. Maturity date shown is the final maturity date.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2017.

† The cost for federal income tax purposes was $4,666,942,172. At May 31, 2017, net unrealized appreciation for all securities based on tax cost was $330,535,288. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $353,659,317 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,124,029.

(a) When-issued security.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(c) Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized, usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$ —	$ 5,057,760,005	$ —	$ 5,057,760,005
Total	$ —	$ 5,057,760,005	$ —	$ 5,057,760,005

There have been no transfers between fair value measurement levels during the year ended May 31, 2017.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2017
Assets
Investments in securities, at value (cost $4,734,141,358)	$ 5,057,760,005
Cash	5,539,215
Receivable for investments sold	1,570,000
Receivable for Fund shares sold	5,889,828
Interest receivable	60,927,182
Due from Advisor	26,423
Other assets	106,340
Total assets	5,131,818,993
Liabilities
Payable for investments purchased — when-issued securities	10,930,176
Payable for Fund shares redeemed	6,378,859
Payable for floating rate notes issued	60,282,545
Distributions payable	3,114,501
Accrued management fee	1,383,271
Accrued Trustees' fees	65,792
Other accrued expenses and payables	3,801,980
Total liabilities	85,957,124
Net assets, at value	$ 5,045,861,869
Net Assets Consist of
Undistributed net investment income	4,156,867
Net unrealized appreciation (depreciation) on investments	323,618,647
Accumulated net realized gain (loss)	(26,063,311)
Paid-in capital	4,744,149,666
Net assets, at value	$ 5,045,861,869

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2017 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,692,638,482 ÷ 184,575,119 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.17
Maximum offering price per share (100 ÷ 97.25 of $9.17)	$ 9.43

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($258,540,537 ÷ 28,194,839 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.17
Class S Net Asset Value, offering and redemption price per share ($2,918,172,376 ÷ 317,780,911 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.18

Institutional Class

Net Asset Value, offering and redemption price per share ($176,510,474 ÷ 19,242,980 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.17

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2017
Investment Income
Income: Interest	$ 224,168,589
Expenses: Management fee	17,274,472
Administration fee	5,347,314
Services to shareholders	6,447,571
Distribution and service fees	7,440,677
Custodian fee	44,852
Professional fees	213,950
Reports to shareholders	159,122
Registration fees	173,690
Trustees' fees and expenses	249,088
Interest expense and fees on floating rate notes issued	1,823,541
Other	345,306
Total expenses before expense reductions	39,519,583
Expense reductions	(990,527)
Total expenses after expense reductions	38,529,056
Net investment income	185,639,533
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	83,859,263
Payments by affiliates (see Note F)	26,423
83,885,686
Change in net unrealized appreciation (depreciation) on investments	(244,214,068)
Net gain (loss)	(160,328,382)
Net increase (decrease) in net assets resulting from operations	$ 25,311,151

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended May 31, 2017
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 25,311,151
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Purchases of long-term investments	(2,079,150,468)
Net amortization of premium/(accretion of discount)	20,237,618
Proceeds from sales and maturities of long-term investments	2,732,538,440
(Increase) decrease in interest receivable	10,779,532
(Increase) decrease in other assets	(41,368)
(Increase) decrease in receivable for investments sold	10,783,423
Increase (decrease) in payable for investments purchased	(5,422,427)
Increase (decrease) in payable for investments purchased — when-issued securities	(96,628,403)
Increase (decrease) in other accrued expenses and payables	(398,986)
Change in unrealized (appreciation) depreciation on investments	244,214,068
Net realized (gain) loss from investments	(83,859,263)
Cash provided by (used in) operating activities	778,363,317
Cash Flows from Financing Activities
Proceeds from shares sold	1,253,708,749
Cost for shares redeemed	(1,771,812,269)
Distributions paid (net of reinvestment of distributions)	(26,461,722)
Increase (decrease) in payable for floating rate notes issued	(248,316,546)
Cash provided by (used in) financing activities	(792,881,788)
Increase (decrease) in cash	(14,518,471)
Cash at beginning of period	20,057,686
Cash at end of period	$ 5,539,215
Supplemental Disclosure of Non-Cash Activities
Reinvestment of distributions	$ 160,134,268
Interest expense and fees on floating rate notes issued	$ (1,823,541)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended May 31,
	2017	2016
Operations: Net investment income	$ 185,639,533	$ 199,086,679
Net realized gain (loss)	83,885,686	24,570,698
Change in net unrealized appreciation (depreciation)	(244,214,068)	73,149,086
Net increase (decrease) in net assets resulting from operations	25,311,151	296,806,463
Distributions to shareholders from: Net investment income: Class A	(64,773,839)	(72,206,562)
Class B	—	(7,504)*
Class C	(7,307,830)	(7,760,701)
Class S	(102,577,600)	(112,913,620)
Institutional Class	(9,147,480)	(5,614,272)
Net realized gains: Class A	(773,900)	(331,464)
Class B	—	(50)*
Class C	(113,792)	(44,889)
Class S	(1,137,907)	(493,039)
Institutional Class	(124,883)	(21,067)
Total distributions	(185,957,231)	(199,393,168)
Fund share transactions: Proceeds from shares sold	1,246,901,306	1,106,237,473
Reinvestment of distributions	160,134,268	167,705,155
Payments for shares redeemed	(1,774,811,187)	(967,774,127)
Net increase (decrease) in net assets from Fund share transactions	(367,775,613)	306,168,501
Increase (decrease) in net assets	(528,421,693)	403,581,796
Net assets at beginning of period	5,574,283,562	5,170,701,766
Net assets at end of period (including undistributed net investment income of $4,156,867 and $3,366,482, respectively)	$ 5,045,861,869	$ 5,574,283,562

* For the period from June 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended May 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 9.25	$ 9.30	$ 9.40	$ 9.40
Income from investment operations: Net investment income	.31	.35	.36	.37	.37
Net realized and unrealized gain (loss)	(.25)	.17	(.06)	(.10)	(.00)*
Total from investment operations	.06	.52	.30	.27	.37
Less distributions from: Net investment income	(.31)	(.35)	(.35)	(.37)	(.37)
Net realized gains	(.00)*	(.00)*	(.00)*	—	(.00)*
Total distributions	(.31)	(.35)	(.35)	(.37)	(.37)
Net asset value, end of period	$ 9.17	$ 9.42	$ 9.25	$ 9.30	$ 9.40
Total Return (%)[a]	.71	5.70	3.34	3.08	4.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,693	2,031	1,941	1,994	2,360
Ratio of expenses (including interest expense) (%)[b]	.79	.80	.81	.81	.80
Ratio of expenses (excluding interest expense) (%)	.76	.76	.76	.76	.75
Ratio of net investment income (%)	3.40	3.73	3.84	4.16	3.94
Portfolio turnover rate (%)	38	29	29	30	34

[a] Total return does not reflect the effect of any sales charges.

[b] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class C	Years Ended May 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 9.25	$ 9.30	$ 9.40	$ 9.40
Income from investment operations: Net investment income	.24	.27	.29	.30	.30
Net realized and unrealized gain (loss)	(.25)	.17	(.06)	(.10)	(.00)*
Total from investment operations	(.01)	.44	.23	.20	.30
Less distributions from: Net investment income	(.24)	(.27)	(.28)	(.30)	(.30)
Net realized gains	(.00)*	(.00)*	(.00)*	—	(.00)*
Total distributions	(.24)	(.27)	(.28)	(.30)	(.30)
Net asset value, end of period	$ 9.17	$ 9.42	$ 9.25	$ 9.30	$ 9.40
Total Return (%)[a]	(.08)	4.88[b]	2.53[b]	2.28	3.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	259	292	256	242	319
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.58	1.59	1.61	1.59	1.58
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.58	1.59	1.60	1.59	1.58
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.55	1.55	1.54	1.53
Ratio of net investment income (%)	2.61	2.94	3.05	3.37	3.15
Portfolio turnover rate (%)	38	29	29	30	34

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Class S	Years Ended May 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 9.44	$ 9.26	$ 9.31	$ 9.41	$ 9.41
Income from investment operations: Net investment income	.33	.37	.38	.39	.39
Net realized and unrealized gain (loss)	(.26)	.18	(.06)	(.10)	(.00)*
Total from investment operations	.07	.55	.32	.29	.39
Less distributions from: Net investment income	(.33)	(.37)	(.37)	(.39)	(.39)
Net realized gains	(.00)*	(.00)*	(.00)*	—	(.00)*
Total distributions	(.33)	(.37)	(.37)	(.39)	(.39)
Net asset value, end of period	$ 9.18	$ 9.44	$ 9.26	$ 9.31	$ 9.41
Total Return (%)	.81[a]	6.03[a]	3.55[a]	3.29[a]	4.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,918	2,940	2,873	2,911	2,887
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.63	.64	.64	.66	.62
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.60	.60	.60	.62	.62
Ratio of expenses after expense reductions (excluding interest expense) (%)	.57	.56	.55	.57	.57
Ratio of net investment income (%)	3.59	3.93	4.04	4.36	4.12
Portfolio turnover rate (%)	38	29	29	30	34

[a] Total return would have been lower had certain expenses not been reduced.

[b] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Institutional Class	Years Ended May 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 9.25	$ 9.30	$ 9.40	$ 9.40
Income from investment operations: Net investment income	.34	.37	.38	.39	.39
Net realized and unrealized gain (loss)	(.26)	.17	(.06)	(.10)	(.00)*
Total from investment operations	.08	.54	.32	.29	.39
Less distributions from: Net investment income	(.33)	(.37)	(.37)	(.39)	(.39)
Net realized gains	(.00)*	(.00)*	(.00)*	—	(.00)*
Total distributions	(.33)	(.37)	(.37)	(.39)	(.39)
Net asset value, end of period	$ 9.17	$ 9.42	$ 9.25	$ 9.30	$ 9.40
Total Return (%)	.94[a]	5.96	3.57	3.31	4.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	177	311	100	96	204
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.59	.56	.58	.55	.57
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.56	.56	.58	.55	.57
Ratio of expenses after expense reductions (excluding interest expense) (%)	.53	.52	.53	.50	.52
Ratio of net investment income (%)	3.63	3.93	4.06	4.38	4.17
Portfolio turnover rate (%)	38	29	29	30	34

[a] Total return would have been lower had certain expenses not been reduced.

[b] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Managed Municipal Bond Fund (the "Fund") is a diversified series of Deutsche Municipal Trust (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Offer Bond trust (the "TOB Trust"). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in "Interest expense" in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2017 was approximately $146,496,000, with a weighted average interest rate of 1.24%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. As of July 17, 2017, the Volker Rule's final compliance date, all Fund TOB Trusts were structured to be in compliance with the Volker Rule. Any new TOB Trust structures must currently comply with the Volcker Rule. Accordingly, to the extent the fund wishes to restructure a Legacy TOB Trust or create a new TOB Trust, it must do so in a Volcker-compliant manner. A Volcker-compliant TOB Trust structure is substantially similar to traditional TOB Trust structures. The ultimate impact of the new rules on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely in adverse market scenarios, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $32,808,000, including $1,746,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2019, the expiration date, whichever occurs first; and approximately $31,062,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floater transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 5,668,241
Undistributed ordinary income*	$ 1,647,373
Capital loss carryforward	$ (32,808,000)
Net unrealized appreciation (depreciation) on investments	$ 330,535,288

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2017	2016
Distributions from tax-exempt income	$ 183,806,749	$ 198,502,659
Distributions from ordinary income*	$ 2,150,482	$ 890,509

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2017.

B. Purchases and Sales of Securities

During the year ended May 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $2,079,150,468 and $2,732,538,440, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

Accordingly, for the year ended May 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.32% of the Fund's average daily net assets.

For the period from June 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.81%
Class C	1.56%
Class S	.56%
Institutional Class	.56%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.82%
Class C	1.57%
Class S	.57%
Institutional Class	.57%

For the year ended May 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class S	$ 917,542
Institutional Class	72,985
$ 990,527

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2017, the Administration Fee was $5,347,314, of which $425,659 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2017
Class A	$ 175,173	$ 42,766
Class C	10,244	2,481
Class S	344,434	84,691
Institutional Class	6,878	1,086
	$ 536,729	$ 131,024

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2017
Class C	$ 2,127,954	$ 164,431

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2017	Annual Rate
Class A	$ 4,605,676	$ 1,030,270.24%
Class C	707,047	166,358.25%
	$ 5,312,723	$ 1,196,628

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid to DDI in connection with the distribution of Class A shares for the year ended May 31, 2017 aggregated $121,071.

In addition, DDI receives any contingent deferred ,sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2017, the CDSC for Class C shares aggregated $101,666. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2017, DDI received $183,984 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,219, of which $9,585 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended May 31, 2017, the Fund engaged in securities purchases of $354,637,000 and securities sales of $455,208,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2017.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	27,979,738	$ 260,413,105	28,335,635	$ 264,578,845
Class B	—	—	—	3*
Class C	5,059,582	47,169,120	7,083,175	66,114,437
Class S	91,485,169	831,818,790	54,697,862	510,187,441
Institutional Class	11,637,532	107,500,291	28,314,136	265,356,747
		$ 1,246,901,306		$ 1,106,237,473
Shares issued to shareholders in reinvestment of distributions
Class A	6,311,269	$ 58,134,879	6,761,410	$ 62,946,558
Class B	—	—	779*	7,206*
Class C	691,053	6,362,714	710,627	6,616,044
Class S	9,361,246	86,274,699	9,945,871	92,702,601
Institutional Class	1,012,445	9,361,976	582,369	5,432,746
		$ 160,134,268		$ 167,705,155
Shares redeemed
Class A	(65,197,337)	$ (593,912,371)	(29,408,589)	$ (273,560,791)
Class B	—	—	(84,418)*	(781,996)*
Class C	(8,531,559)	(77,963,333)	(4,454,398)	(41,454,921)
Class S	(94,587,849)	(864,483,850)	(63,270,842)	(589,868,979)
Institutional Class	(26,453,055)	(238,451,633)	(6,659,308)	(62,107,440)
		$ (1,774,811,187)		$ (967,774,127)
Net increase (decrease)
Class A	(30,906,330)	$ (275,364,387)	5,688,456	$ 53,964,612
Class B	—	—	(83,639)*	(774,787)*
Class C	(2,780,924)	(24,431,499)	3,339,404	31,275,560
Class S	6,258,566	53,609,639	1,372,891	13,021,063
Institutional Class	(13,803,078)	(121,589,366)	22,237,197	208,682,053
		$ (367,775,613)		$ 306,168,501

* For the period from June 1, 2015 to February 10, 2016 (see Note A).

F. Payments by Affiliates

During the year ended May 31, 2017, the Advisor agreed to reimburse the Fund $26,423 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Municipal Trust and Shareholders of the Deutsche Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of the Deutsche Managed Municipal Bond Fund (the "Fund") as of May 31, 2017, and the results of its operations and its cash flows, the changes in its net assets and the financial highlights for each of the periods therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2017	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2016 to May 31, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/17	$ 1,045.70	$ 1,041.60	$ 1,046.70	$ 1,046.70
Expenses Paid per $1,000*	$ 4.03	$ 8.09	$ 3.06	$ 3.06
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/17	$ 1,020.99	$ 1,017.00	$ 1,021.94	$ 1,021.94
Expenses Paid per $1,000*	$ 3.98	$ 8.00	$ 3.02	$ 3.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Managed Municipal Bond Fund†	.79%	1.59%	.60%	.60%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.02% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2017, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Managed Municipal Bond Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period, has underperformed its benchmark in the one-year period and has performed in line with its benchmark for the three-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	96	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	96	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	96	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	96	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	96	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	96	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	96	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	96	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	96	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	96	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	96	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[6] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Service Company; formerly, Secretary, Deutsche AM Distributors, Inc.
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLCX	SCMBX	SMLIX
CUSIP Number	25158T 608	25158T 822	25158T 848	25158T 855
Fund Number	466	766	2066	544

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Managed Municipal Bond Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$95,461	$3,000	$0	$0
2016	$95,661	$0	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$52,339	$0
2016	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$52,339	$0	$52,339
2016	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Managed Municipal Bond Fund, a series of Deutsche Municipal Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/28/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/28/2017